General Semiconductor, Inc.
                                 Exhibit 10.8.2



                                 First Amendment
                       to the General Semiconductor, Inc.
                     Supplemental Executive Retirement Plan

     WHEREAS, General Semiconductor, Inc, maintains the General Semiconductor, Inc. Supplemental Executive Retirement Plan (the"Plan"); and

     WHEREAS, on October 19, 1999 the Compensation Committee directed the Company to amend the definition of "Change in Control" in the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows, effective October 19, 1999:

     Section 2.4 (ii) is amended to read:

     (ii) in the event of a Change of Control (as defined in the General Semiconductor, Inc. 1998 Long-Term Incentive Plan) the present value lump sum actuarial equivalent of each participant's Supplemental Benefit on the date of the Change of Control (including Supplemental Benefits then in pay status) shall be paid immediately in a lump sum in cash.

                                                    General Semiconductor, Inc.


Date:  ____________                                 By:  ____________________